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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 23, 1997


                      NELLCOR PURITAN BENNETT INCORPORATED
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                          Incorporation or Organization)

       0-14980                                                94-2789249
       -------                                                ----------
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)


                               4280 Hacienda Drive
                          Pleasanton, California 94588
                          ----------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (510) 463-4000
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

         (a) On July 23, 1997, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with Mallinckrodt Inc., a New York corporation ("Mallinckrodt"), and NPB Acquisition Corp., a Delaware corporation ("Merger Sub"). Pursuant to the Agreement, Mallinckrodt would acquire Registrant through a merger of Merger Sub into the Registrant. Pursuant to the Agreement, (1) Merger Sub will commence a tender offer (the "Offer") for all of the outstanding shares of the common stock, par value $.001 ("Common Stock") of Registrant, together with the associated rights ("Rights") to purchase Series A Junior Participating Preferred Stock of Registrant at a price of $28.50 per share in cash (net to the seller) and (2) Merger Sub will merge with and into Registrant (the "Merger"), in connection with which each share of Common Stock (and the associated Rights) will be converted into the right to receive $28.50 per share, in cash. Consummation of the Offer and Merger is subject to the satisfaction or waiver of certain conditions, including, among others, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of other required regulatory approvals, and the absence of certain material adverse changes. Consummation of the Offer is also subject to the valid tender of a majority of the total shares outstanding (including shares held by Mallinckrodt and Merger
Sub) on a fully diluted basis. The closing of the Merger is expected to occur as soon as possible after the satisfaction of the conditions set forth in the Agreement. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, which is Exhibit 2.1 hereto and incorporated herein by reference.

         (b) As of July 23, 1997, Registrant and The First National Bank of Boston (the "Rights Agent"), executed an amendment (the "Amendment") to Amended and Restated Rights Agreement (the "Rights Agreement"). The Amendment relates to changes in the Rights Agreement required as a result of the Agreement and the transactions contemplated thereby. The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, which is as
Exhibit 4.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not required.

         (b)      Not required.

         (c)      Exhibits.

Exhibit No.                                          Description
-----------                                          -----------

2.1 Agreement and Plan of Merger, dated as of July 23, 1996, by and among Nellcor Puritan Bennett Incorporated, a Delaware corporation, Mallinckrodt Inc., a New York corporation, and NPB
                 Acquisition Corp., a Delaware corporation.

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
                 (Incorporated by reference to Exhibit 1 of Registrant's
                 Schedule 14D-9, filed July 29, 1997.)

4.1              Amendment to Amended and Restated Rights Agreement, dated as of
                 July 23, 1997, between Nellcor Puritan Bennett Incorporated, a
                 Delaware corporation, and The First National Bank of Boston, a national banking association.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NELLCOR PURITAN BENNETT INCORPORATED

Date:  August 5, 1997                    /s/ Laureen DeBuono
                                         -------------------
                                         Name:  Laureen DeBuono
                                         Title: Executive Vice President, Human
                                                Resources, Secretary and General
                                                Counsel


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                          Description
-----------                                          -----------

2.1 Agreement and Plan of Merger, dated as of July 23, 1996, by and among Nellcor Puritan Bennett Incorporated, a Delaware corporation, Mallinckrodt Inc., a New York corporation, and NPB
                 Acquisition Corp., a Delaware corporation. (Incorporated by reference to Exhibit 1 of Registrant's Schedule 14D-9, filed
                 July 29, 1997.)

4.1              Amendment to Amended and Restated Rights Agreement, dated as of
                 July 23, 1997, between Nellcor Puritan Bennett Incorporated, a
                 Delaware corporation, and The First National Bank of Boston, a national banking association.


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